UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2026

Sensei Biotherapeutics, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39980	83-1863385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1405 Research Blvd, Suite 125 Rockville, MD		20850
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (240) 243-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	SNSE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 10, 2026, Sensei Biotherapeutics, Inc. (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved (i) the Company’s 2026 Equity Incentive Plan (the “2026 Plan”) and (ii) the Company’s 2026 Employee Stock Purchase Plan (the “2026 ESPP”).

The 2026 Plan has an initial share reserve equal to (i) 2,671,981 shares of the Company’s common stock, par value $0.0001 per share (“common stock”) plus up to (ii) 311,164 shares of common stock subject to outstanding stock awards granted under the Company’s 2021 Equity Incentive Plan that, after the date the 2026 Plan becomes effective, are not issued because a stock award expires or otherwise terminates without all of the shares covered by the award having been issued; are not issued because the stock award is settled in cash; are forfeited or repurchased because of the failure to vest; or are reacquired or withheld to satisfy a tax withholding obligation or the purchase or exercise price. In addition, the number of shares of common stock reserved for issuance under the 2026 Plan will automatically increase on January 1 of each calendar year, from January 1, 2027 through January 1, 2036, in an amount equal to 5% of the total number of shares of all classes of common stock outstanding plus all shares of common stock issuable upon the exercise of any pre-funded warrants (without regard to any beneficial ownership limitations) on December 31 of the preceding year, or a lesser number of shares determined by the Company’s board of directors (the “Board”).

The 2026 ESPP has an initial share reserve equal to 267,198 shares of common stock. In addition, the number of shares of common stock reserved for issuance under the 2026 ESPP will automatically increase on January 1 of each calendar year, beginning on January 1, 2027 through January 1, 2036, by the lesser of (i) 1% of the total number of shares of all classes of common stock outstanding plus all shares of common stock issuable upon the exercise of any pre-funded warrants (without regard to any beneficial ownership limitations), on December 31 of the preceding calendar year, and (ii) a number of shares equal to two times the initial share reserve; provided that before the date of any such increase, the Board may determine that such increase will be less than the amount set forth in clauses (i) and (ii).

The Board previously approved the 2026 Plan and 2026 ESPP on April 10, 2026, and approved the grant of an option award, in each case, subject to stockholder approval.

A summary of the principal features of the 2026 Plan and 2026 ESPP are set forth under the headings “Proposal No. 5—Approval of the 2026 Equity Incentive Plan” and “Proposal No. 6—Approval of the 2026 ESPP” contained in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 27, 2026 (the “Proxy Statement”). The summaries are qualified in their entirety by reference to the 2026 Plan, forms of option grant notices and option agreements and forms of restricted stock unit grant notice and unit award agreement thereunder, and the 2026 ESPP, which are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Amendment”) to increase the authorized number of shares of common stock from 12,500,000 to 300,000,000. The Amendment was filed with the Secretary of State of the State of Delaware on June 10, 2026 and effective as of such date.

The foregoing description is qualified in its entirety by the Amendment, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders voted on six proposals, each of which is described in more detail in the Proxy Statement. Of the 1,341,140 shares outstanding as of the record date, 1,077,174 shares, or 80.32%, were present or represented by proxy at the Annual Meeting. Set forth below are the results of the matters submitted for a vote of stockholders at the Annual Meeting.

Proposal No. 1: Election of two nominees to serve as directors on the Board of Directors until the 2029 annual meeting of stockholders and until their respective successors are elected and qualified. The votes were cast as follows:

Name	Votes For	Votes Withheld
Bob Holmen	741,993	23,529
Kristian Humer	741,275	24,247

Broker Non-Votes: 311,652

All nominees were elected.

Proposal No. 2: Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the fiscal year ending December 31, 2026. The votes were cast as follows:

Votes For	Votes Against	Abstained
1,055,703	3,879	17,592

Proposal No. 2 was approved.

Proposal No. 3: Approval of the issuance of shares of the Company’s common stock upon conversion of the Company’s Series B Non-Voting Convertible Preferred Stock, which will (a) represent more than 20% of the shares of common stock outstanding and (b) result in the change of control of the Company pursuant to Nasdaq Listing Rules 5635(a) and 5635(b), respectively . The votes were cast as follows:

Votes For	Votes Against	Abstained
747,293	3,397	14,832

Broker Non-Votes: 311,652

Proposal No. 3 was approved.

Proposal No. 4: Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended to date, to increase the number of authorized shares of our common stock from 12,500,000 to 300,000,000. The votes were cast as follows:

Votes For	Votes Against	Abstained
1,049,853	10,485	16,836

Broker Non-Votes: —

Proposal No. 4 was approved.

Proposal No. 5: Approval of the 2026 Plan. The votes were cast as follows:

Votes For	Votes Against	Abstained
484,662	266,010	14,850

Broker Non-Votes: 311,652

Proposal No. 5 was approved.

Proposal No. 6: Approval of the 2026 ESPP. The votes were cast as follows:

Votes For	Votes Against	Abstained
487,784	262,910	14,828

Broker Non-Votes: 311,652

Proposal No. 6 was approved.

Proposal No. 7: Approval of the adjournment or postponement of the Annual Meeting, if necessary, to continue to solicit votes for Proposals Nos. 3, 4, 5 and/or 6 or if the Nasdaq initial listing application required by Nasdaq Listing Rule 5110(a) has not yet been approved.

As there were sufficient votes to approve Proposals Nos. 3, 4, 5 and 6 at the time of the Annual Meeting, Proposal No. 7 was not presented to stockholders.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of the Company, effective June 10, 2026

10.1	2026 Equity Incentive Plan and Forms of Stock Option Grant Notice, Stock Option Agreement, Restricted Stock Unit Grant Notice and Restricted Stock Unit Grant Agreement thereunder

10.2	2026 Employee Stock Purchase Plan

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sensei Biotherapeutics, Inc.

Date: June 10, 2026	/s/ Christopher W. Gerry
Christopher W. Gerry
President and General Counsel